Guggenheim Taxable Municipal Managed Duration Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

	Shares	Value
COMMON STOCKS† - 0.0%
Energy - 0.0%
SandRidge Energy, Inc.*	9,544	$44,666
Consumer, Non-cyclical - 0.0%
Targus Group International Equity, Inc.*,†††,1,2	17,838	32,208
Industrial - 0.0%
BP Holdco LLC*,†††,1,2	15,619	5,515
Vector Phoenix Holdings, LP*,†††,1	15,619	1,307
Total Industrial		6,822
Total Common Stocks
(Cost $118,242)		83,696
CLOSED-END FUNDS† - 11.0%
BlackRock Taxable Municipal Bond Trust	529,161	13,361,315
Nuveen Taxable Municipal Income Fund	258,530	5,847,949
Nuveen AMT-Free Quality Municipal Income Fund	308,337	4,421,552
Nuveen AMT-Free Municipal Credit Income Fund	230,412	3,868,618
Nuveen Quality Municipal Income Fund	261,076	3,798,656
Invesco Municipal Opportunity Trust	219,665	2,805,122
Invesco Trust for Investment Grade Municipals	184,184	2,423,861
Invesco Municipal Trust	187,584	2,389,820
BlackRock MuniVest Fund, Inc.	156,302	1,483,306
Invesco Advantage Municipal Income Trust II	120,002	1,377,623
BNY Mellon Strategic Municipals, Inc.	140,563	1,208,842
Nuveen California Quality Municipal Income Fund	49,264	758,666
Eaton Vance Municipal Income Trust	55,046	712,846
DWS Municipal Income Trust	30,946	363,925
BlackRock MuniEnhanced Fund, Inc.	45	518
Total Closed-End Funds
(Cost $43,808,987)		44,822,619
MONEY MARKET FUND† - 3.3%
Dreyfus Treasury Prime Cash Management Fund - Institutional Shares 1.93%[3]	13,212,785	13,212,785
Total Money Market Fund
(Cost $13,212,785)		13,212,785
	Face Amount
MUNICIPAL BONDS†† - 107.8%
California - 21.5%
Los Angeles Department of Water & Power System Revenue Bonds, Build America Bonds[9]
7.00% due 07/01/41	$ 20,000,000	21,334,700
Santa Ana Unified School District, California, General Obligation Bonds, Federal Taxable Build America Bonds[9]
7.10% due 08/01/40	7,755,000	12,047,858
6.80% due 08/01/30	2,245,000	3,151,059
Oakland Unified School District, County of Alameda, California, Taxable General Obligation Bonds, Election of 2006, Qualified School Construction Bonds, Series 2012B
6.88% due 08/01/33[4]	10,000,000	11,338,700
California, General Obligation Bonds, Various Purpose, Taxable Build America Bonds[9]
7.70% due 11/01/30[4]	10,000,000	10,665,200
Long Beach Unified School District, California, Qualified School Construction Bonds, Federally Taxable, Election of 2008, General Obligation Bonds
5.91% due 08/01/25	7,500,000	8,757,150
Riverside Community College District General Obligation Unlimited
7.02% due 08/01/40[4]	5,000,000	5,214,500
Sonoma Valley Unified School District General Obligation Unlimited
7.12% due 08/01/28[4]	3,330,000	3,479,950
California Housing Finance Agency Revenue Bonds
3.66% due 02/01/29[4]	3,000,000	3,224,010
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38	2,000,000	2,236,360
Monrovia Unified School District, Los Angeles County, California, Election of 2006 General Obligation Bonds, Build America Bonds, Federally Taxable[9]
7.25% due 08/01/28[4]	1,025,000	1,330,306
Placentia-Yorba Linda Unified School District (Orange County, California), General Obligation Bonds, Federally Taxable Direct-Pay Qualified School Construction Bonds, Election of 2008
5.40% due 02/01/26[4]	1,000,000	1,192,510

Guggenheim Taxable Municipal Managed Duration Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

	Face Amount	Value
MUNICIPAL BONDS†† - 107.8% (continued)
California - 21.5% (continued)
Cypress Elementary School District (Orange County, California), General Obligation Bonds, Direct-Pay Qualified School Construction Bonds, 2008 Election
6.65% due 08/01/25	$660,000	$790,845
6.05% due 08/01/21[4]	340,000	359,812
Culver Redevelopment Agency Successor Agency Tax Allocation
8.00% due 11/01/20	780,000	811,013
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26[4]	500,000	603,590
California State University Revenue Bonds
3.90% due 11/01/47	500,000	590,340
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	269,647
Total California		87,397,550
Washington - 10.5%
Washington State University, Housing and Dining System Revenue Bonds, Taxable Build America Bonds[9]
7.40% due 04/01/41[4]	6,675,000	10,668,853
7.10% due 04/01/32	3,325,000	4,608,649
Washington State Convention Center Public Facilities District, Lodging Tax Bonds, Taxable Build America Bonds[9]
6.79% due 07/01/40	5,000,000	7,134,850
Central Washington University, System Revenue Bonds, 2010, Taxable Build America Bonds[9]
6.50% due 05/01/30[4]	5,000,000	6,566,750
Public Hospital District No. 1, King County, Washington, Valley Medical Center, Hospital Facilities Revenue Bonds
8.00% due 06/15/20[4]	5,800,000	6,061,348
City of Anacortes Washington Utility System Revenue Bonds
6.48% due 12/01/30[4]	5,000,000	5,279,700
City of Auburn Washington Utility System Revenue Bonds
6.40% due 12/01/30	2,000,000	2,114,700
	Face Amount	Value
MUNICIPAL BONDS†† - 107.8% (continued)
Washington - 10.5% (continued)
Port of Seattle Washington Revenue Bonds
3.76% due 05/01/36	$300,000	$322,404
Total Washington		42,757,254
Illinois - 8.4%
Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Build America Program, Taxable[9]
8.15% due 04/01/41	5,000,000	5,153,050
7.95% due 04/01/35	4,500,000	4,635,585
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds, Taxable Build America Bonds[9]
6.90% due 01/01/40[4]	5,100,000	7,348,437
Illinois, General Obligation Bonds, Taxable Build America Bonds[9]
7.35% due 07/01/35[4]	5,000,000	6,087,050
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[9]
6.74% due 11/01/40	2,990,000	4,461,080
Southwestern Illinois Development Authority Revenue Bonds
7.23% due 10/15/35	3,000,000	3,093,120
Southwestern Illinois, Development Authority, Taxable Local Government, Program Revenue Bonds, Flood Prevention District Project, Build America Bonds[9]
7.03% due 04/15/32	2,000,000	2,060,580
State of Illinois General Obligation Unlimited
6.63% due 02/01/35[4]	930,000	1,107,742
6.73% due 04/01/35[4]	200,000	237,436
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39[4]	195,000	216,362
Total Illinois		34,400,442
Pennsylvania - 6.8%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A, Qualified School Construction Bonds - (Federally Taxable - Direct Subsidy)
6.00% due 09/01/30[4]	10,330,000	13,317,023
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29[4]	6,870,000	9,555,895

Guggenheim Taxable Municipal Managed Duration Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

	Face Amount	Value
MUNICIPAL BONDS†† - 107.8% (continued)
Pennsylvania - 6.8% (continued)
Lebanon Authority Revenue Bonds
7.14% due 12/15/35[4]	$4,865,000	$5,015,766
Total Pennsylvania		27,888,684
New York - 6.6%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build America Bonds[9]
8.57% due 11/01/40[4]	10,010,000	14,865,050
Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Taxable Build America Bonds[9]
6.55% due 11/15/31	5,000,000	6,759,400
7.13% due 11/15/30	5,000,000	5,278,950
Total New York		26,903,400
New Jersey - 6.5%
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds[9]
7.10% due 01/01/41	10,000,000	16,066,000
Camden County Improvement Authority Revenue Bonds
7.75% due 07/01/34[4]	8,000,000	8,329,280
7.85% due 07/01/35	2,000,000	2,082,600
Total New Jersey		26,477,880
Texas - 6.1%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue Bonds, Taxable Build America Bonds[9]
7.09% due 01/01/42[4]	10,020,000	14,463,269
El Paso, Texas, Combination Tax and Revenue Certification of Obligation, Taxable Build America Bonds[9]
6.70% due 08/15/36[4]	10,000,000	10,459,400
Total Texas		24,922,669
Indiana - 5.6%
Noblesville Multi-School Building Corporation, Hamilton County, Indiana, Taxable Unlimited Ad Valorem Property Tax First Mortgage Bonds, Build America Bonds[9]
6.50% due 01/15/21	10,000,000	10,612,400
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30[4]	8,690,000	9,018,048
	Face Amount	Value
MUNICIPAL BONDS†† - 107.8% (continued)
Indiana - 5.6% (continued)
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34[4]	$2,920,000	$3,043,983
Total Indiana		22,674,431
Michigan - 4.7%
Detroit City School District General Obligation Unlimited
6.85% due 05/01/40[4]	5,000,000	5,131,950
7.75% due 05/01/39[4]	2,640,000	4,060,769
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29[4]	2,640,000	3,473,316
Fraser Public School District, Macomb County, Michigan, General Obligation Federally Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26[4]	3,000,000	3,210,150
City of Detroit Michigan Water Supply System Revenue Bonds
5.00% due 07/01/41	1,555,000	1,637,586
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26[4]	1,000,000	1,026,440
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26[4]	415,000	446,187
Total Michigan		18,986,398
West Virginia - 4.0%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds, Federally Taxable Build America Bonds 2010[9]
7.65% due 04/01/40[4]	10,000,000	16,330,800
Georgia - 3.3%
Central Storage Safety Project Trust
4.82% due 02/01/38[4,5]	7,000,000	7,829,821
Georgia Municipal Association, Inc., Certificates of Participation, DeKalb County Public Schools Project
5.21% due 12/01/22[4]	5,000,000	5,521,200
Total Georgia		13,351,021
Oklahoma - 3.2%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	10,950,000	12,907,970

Guggenheim Taxable Municipal Managed Duration Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

	Face Amount	Value
MUNICIPAL BONDS†† - 107.8% (continued)
Oklahoma - 3.2% (continued)
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	$150,000	$167,329
Total Oklahoma		13,075,299
Colorado - 2.8%
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable Build America Bonds[9]
7.02% due 03/15/21[4]	7,500,000	8,074,425
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable Qualified School Construction
6.82% due 03/15/28	2,500,000	3,332,350
Total Colorado		11,406,775
Ohio - 2.6%
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds, New Clean Renewable Energy Bonds
7.33% due 02/15/28[4]	5,000,000	6,575,600
Madison Local School District, Richland County, Ohio, School Improvement, Taxable Qualified School Construction Bonds
6.65% due 12/01/29[4]	2,500,000	2,639,425
Toronto City School District, Ohio, Qualified School Construction Bonds General Obligation Bonds
7.00% due 12/01/28	1,165,000	1,204,109
Total Ohio		10,419,134
Alabama - 2.5%
Alabama State University, General Tuition and Fee Revenue Bonds, Taxable Direct-Pay Build America Bonds[9]
7.20% due 09/01/38[4]	5,000,000	5,149,450
7.10% due 09/01/35[4]	3,000,000	3,091,710
7.25% due 09/01/40[4]	2,000,000	2,058,960
Total Alabama		10,300,120
Louisiana - 2.3%
Orleans Parish, School Board of the Parish of Orleans, Louisiana
4.40% due 02/01/21[4]	8,000,000	8,265,760
	Face Amount	Value
MUNICIPAL BONDS†† - 107.8% (continued)
Louisiana - 2.3% (continued)
Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable Hospital Revenue Bonds, North Oaks Health System Project, Build America Bonds[9]
7.20% due 02/01/42[4]	$1,055,000	$1,072,914
Total Louisiana		9,338,674
South Carolina - 2.1%
County of Horry South Carolina Airport Revenue Bonds, Build America Bonds[9]
7.33% due 07/01/40	5,000,000	7,429,650
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[6]	1,000,000	1,187,256
Total South Carolina		8,616,906
Vermont - 1.9%
Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds[9]
7.21% due 07/01/40	7,500,000	7,779,525
Mississippi - 1.7%
Medical Center Educational Building Corporation, Taxable Build America Bonds, University of Mississippi Medical Center Facilities Expansion and Renovation Project[9]
6.84% due 06/01/35	5,000,000	5,175,200
Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America Revenue Bonds, Forrest County General Hospital Project[9]
7.27% due 01/01/32	1,000,000	1,016,080
7.39% due 01/01/40[4]	905,000	919,915
Total Mississippi		7,111,195
Nevada - 1.7%
Nevada System of Higher Education University, Revenue Bonds, Build America Bonds[9]
7.90% due 07/01/40	5,050,000	5,287,148
7.60% due 07/01/30	1,500,000	1,566,900
Total Nevada		6,854,048
Florida - 1.3%
Orlando, Florida, Community Redevelopment Agency, Taxable Tax Increment Revenue Build America Bonds[9]
7.78% due 09/01/40[4]	5,000,000	5,292,100
South Dakota - 0.9%
City of Pierre South Dakota Electric Revenue Bonds
7.50% due 12/15/40	3,490,000	3,528,530
Massachusetts - 0.5%
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	1,989,482

Guggenheim Taxable Municipal Managed Duration Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

	Face Amount	Value
MUNICIPAL BONDS†† - 107.8% (continued)
Puerto Rico - 0.2%
Puerto Rico Electric Power Authority Revenue Bonds
2.07% (3 Month USD LIBOR + 0.52%) due 07/01/29[7]	$1,000,000	$987,500
Minnesota - 0.1%
City of State Paul Minnesota Sales & Use Tax Revenue Tax Allocation
3.89% due 11/01/35	250,000	279,280
District of Columbia - 0.0%
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40	100,000	110,210
Total Municipal Bonds
(Cost $368,058,143)		439,179,307
CORPORATE BONDS†† - 5.5%
Energy - 2.6%
CNX Resources Corp.
5.88% due 04/15/22[4]	4,624,000	4,473,720
Antero Resources Corp.
5.63% due 06/01/23[4]	2,100,000	1,937,250
5.38% due 11/01/21[4]	1,600,000	1,554,000
5.13% due 12/01/22	200,000	184,000
Range Resources Corp.
5.75% due 06/01/21	300,000	297,000
5.88% due 07/01/22	225,000	215,438
5.00% due 08/15/22	100,000	93,250
Husky Energy, Inc.
3.95% due 04/15/22[4]	250,000	258,827
4.00% due 04/15/24[4]	195,000	206,481
Sabine Pass Liquefaction LLC
5.63% due 02/01/21[4]	300,000	310,397
Equities Corp.
4.88% due 11/15/21[4]	250,000	257,403
Buckeye Partners, LP
4.35% due 10/15/24[4]	250,000	242,530
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	225,000	192,982
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	100,000	115,375
DCP Midstream Operating, LP
5.35% due 03/15/20[6]	100,000	101,200
Total Energy		10,439,853
Communications - 1.1%
Level 3 Financing, Inc.
5.38% due 01/15/24[4]	1,661,000	1,690,067
5.38% due 05/01/25[4]	572,000	594,880
Sprint Communications, Inc.
7.00% due 03/01/20[4,6]	900,000	918,000
T-Mobile USA, Inc.
6.00% due 04/15/24[4]	500,000	521,250
MDC Partners, Inc.
6.50% due 05/01/24[6]	500,000	455,000
CSC Holdings LLC
5.25% due 06/01/24	100,000	107,000
	Face Amount	Value
CORPORATE BONDS†† - 5.5% (continued)
Communications - 1.1% (continued)
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[6]	$100,000	$90,000
Total Communications		4,376,197
Consumer, Non-cyclical - 0.7%
Avantor, Inc.
6.00% due 10/01/24[4,6]	1,000,000	1,072,500
Bausch Health Companies, Inc.
6.50% due 03/15/22[4,6]	1,000,000	1,035,300
WEX, Inc.
4.75% due 02/01/23[6]	250,000	251,875
ADT Security Corp.
6.25% due 10/15/21	200,000	212,500
Par Pharmaceutical, Inc.
7.50% due 04/01/27[6]	100,000	93,250
Total Consumer, Non-cyclical		2,665,425
Technology - 0.4%
Qorvo, Inc.
5.50% due 07/15/26[4]	1,500,000	1,601,280
Infor US, Inc.
6.50% due 05/15/22	200,000	203,250
Total Technology		1,804,530
Industrial - 0.4%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	800,000	736,000
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[4,6]	600,000	645,000
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	250,000	265,625
Total Industrial		1,646,625
Consumer, Cyclical - 0.3%
Titan International, Inc.
6.50% due 11/30/23[4]	850,000	677,875
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[4,6]	500,000	523,750
Total Consumer, Cyclical		1,201,625
Financial - 0.0%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[6]	125,000	124,062
Basic Materials - 0.0%
Neon Holdings, Inc.
10.13% due 04/01/26[6]	100,000	98,000
Mirabela Nickel Ltd.
9.50% due 06/24/19[5,8]	96,316	4,816
Total Basic Materials		102,816
Total Corporate Bonds
(Cost $22,241,432)		22,361,133

Guggenheim Taxable Municipal Managed Duration Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

	Face Amount	Value
SENIOR FLOATING RATE INTERESTS††,7 - 3.8%
Technology - 1.0%
TIBCO Software, Inc.
6.25% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/30/26	$1,000,000	$999,060
Solera LLC
6.61% (1 Month USD LIBOR + 4.50% and 1 Week USD LIBOR + 4.50%, Rate Floor: 4.50%) due 03/03/21†††,1	592,500	567,352
Lytx, Inc.
8.86% (1 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 08/31/23†††,1	569,740	560,341
EIG Investors Corp.
5.88% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/09/23	485,898	477,050
Misys Ltd.
5.70% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	425,067	409,599
Transact Holdings, Inc.
7.01% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26	300,000	297,000
24-7 Intouch, Inc.
6.36% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 08/25/25	297,750	285,840
Aspect Software, Inc.
7.21% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	289,288	269,278
Peak 10 Holding Corp.
5.83% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/01/24	98,744	84,838
Targus Group International, Inc.
due 05/24/16†††,1,2,8	213,492	–
Total Technology		3,950,358
Industrial - 0.8%
Arctic Long Carriers
6.83% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/18/23	2,727,179	2,673,781
STS Operating, Inc. (SunSource)
6.36% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	396,732	392,268
	Face Amount	Value
SENIOR FLOATING RATE INTERESTS††,7 - 3.8% (continued)
Industrial - 0.8% (continued)
Bhi Investments LLC
6.70% (3 Month USD LIBOR + 4.50% and 6 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24	$275,695	$272,594
Total Industrial		3,338,643
Consumer, Non-cyclical - 0.8%
Valeant Pharmaceuticals International, Inc.
4.95% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 11/27/25	2,775,000	2,772,225
BCPE Eagle Buyer LLC
6.36% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	294,724	289,566
Certara, Inc.
5.83% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/15/24	81,677	80,554
Total Consumer, Non-cyclical		3,142,345
Consumer, Cyclical - 0.4%
Accuride Corp.
7.58% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	608,374	520,159
WESCO
6.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/14/24†††,1	495,000	493,032
American Tire Distributors, Inc.
9.62% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	310,122	279,110
8.15% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	34,224	33,711
BBB Industries, LLC
6.76% (2 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	258,075	253,236
Total Consumer, Cyclical		1,579,248
Communications - 0.4%
Houghton Mifflin Co.
5.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/28/21	590,802	574,408
Mcgraw-Hill Global Education Holdings LLC
6.11% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	438,311	414,042
Market Track LLC
6.36% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	245,000	218,050

Guggenheim Taxable Municipal Managed Duration Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

	Face Amount	Value
SENIOR FLOATING RATE INTERESTS††,7 - 3.8% (continued)
Communications - 0.4% (continued)
SFR Group S.A.
6.20% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/14/26	$198,500	$196,598
Imagine Print Solutions LLC
6.87% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22	195,500	151,024
Total Communications		1,554,122
Financial - 0.2%
Jane Street Group LLC
5.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 08/25/22	382,237	379,687
Jefferies Finance LLC
6.00% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/03/26	300,000	299,157
Total Financial		678,844
Energy - 0.1%
Matador Bidco S.A.R.L
4.75% due 06/12/26	500,000	500,625
Summit Midstream Partners, LP
8.11% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	83,031	81,111
Total Energy		581,736
Utilities - 0.1%
MRP Generation Holding
9.33% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 10/18/22	291,750	287,374
Oregon Clean Energy LLC
5.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/01/26	249,375	249,063
Total Utilities		536,437
Basic Materials - 0.0%
GrafTech Finance, Inc.
5.61% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	183,889	178,602
Total Senior Floating Rate Interests
(Cost $15,876,421)		15,540,335
ASSET-BACKED SECURITIES†† - 1.0%
Collateralized Loan Obligations - 0.9%
FDF I Ltd.
2015-1A, 7.50% due 11/12/30[5]	1,000,000	988,762
Venture XX CLO Ltd.
2015-20A, 8.60% (3 Month USD LIBOR + 6.30%, Rate Floor: 6.30%) due 04/15/27[6,7]	900,000	788,964
	Face Amount	Value
ASSET-BACKED SECURITIES†† - 1.0% (continued)
Collateralized Loan Obligations - 0.9% (continued)
WhiteHorse X Ltd.
2015-10A, 7.60% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[6,7]	$500,000	$488,273
WhiteHorse VIII Ltd.
2014-1A, 6.80% (3 Month USD LIBOR + 4.55%, Rate Floor: 0.00%) due 05/01/26[6,7]	500,000	413,533
Mountain Hawk II CLO Ltd.
2013-2A, 5.43% (3 Month USD LIBOR + 3.15%, Rate Floor: 0.00%) due 07/22/24[6,7]	250,000	249,144
Staniford Street CLO Ltd.
2014-1A, 5.91% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 06/15/25[6,7]	250,000	249,024
Adams Mill CLO Ltd.
2014-1A, 7.30% (3 Month USD LIBOR + 5.00%, Rate Floor: 0.00%) due 07/15/26[6,7]	250,000	238,584
BNPP IP CLO Ltd.
2014-2A, 7.52% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 10/30/25[6,7]	250,000	208,600
Avery Point V CLO Ltd.
2014-5A, 7.20% (3 Month USD LIBOR + 4.90%, Rate Floor: 0.00%) due 07/17/26[6,7]	250,000	197,488
Total Collateralized Loan Obligations		3,822,372
Collateralized Debt Obligations - 0.1%
N-Star REL CDO VIII Ltd.
2006-8A, 2.59% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/41[4,6,7]	324,384	320,329
Transport-Aircraft - 0.0%
Raspro Trust
2005-1A, 2.79% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/23/24[4,6,7]	260	260
Total Asset-Backed Securities
(Cost $3,822,997)		4,142,961
Total Investments - 132.4%
(Cost $467,139,007)		$539,342,836
Other Assets & Liabilities, net - (32.4)%		(131,994,658)
Total Net Assets - 100.0%		$407,348,178

Guggenheim Taxable Municipal Managed Duration Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.64%	Quarterly	10/16/19	$(57,000,000)	$53,411	$53,411
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.46%	Quarterly	10/17/19	(25,000,000)	29,199	29,199
								$82,610	$82,610

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation).
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
1	Security was fair valued by the Valuation Committee at August 31, 2019. The total market value of fair valued securities amounts to $1,659,755, (cost $1,788,014) or 0.4% of total net assets.
2	Affiliated issuer.
3	Rate indicated is the 7-day yield as of August 31, 2019.
4
All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements.  As of August 31, 2019, the total value of securities segregated was $216,958,058.

5
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $8,823,399 (cost $8,336,628), or 2.2% of total net assets — See Note 6.

6
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $9,749,392 (cost $9,088,874), or 2.4% of total net assets.

7
Variable rate security.  Rate indicated is the rate effective at August 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

8 9	Security is in default of interest and/or principal obligations. Taxable municipal bond issued as part of the Build America Bond program.

BofA	Bank of America
CME	Chicago Mercantile Exchange
LIBOR	London Interbank Offered Rate
See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Trust’s investments at August 31, 2019 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$44,666	$—	$39,030	$83,696
Closed-End Funds	44,822,619	—	—	44,822,619
Money Market Fund	13,212,785	—	—	13,212,785
Municipal Bonds	—	439,179,307	—	439,179,307
Corporate Bonds	—	22,361,133	—	22,361,133
Senior Floating Rate Interests	—	13,919,610	1,620,725	15,540,335
Asset-Backed Securities	—	4,142,961	—	4,142,961
Interest Rate Swap Agreements*	—	82,610	—	82,610
Total Assets	$58,080,070	$479,685,621	$1,659,755	$539,425,446

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Unfunded Loan Commitments (Note 5)	$—	$—	$73,114	$73,114

* This derivative is reported as unrealized appreciation/depreciation at period end.

Guggenheim Taxable Municipal Managed Duration Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $82,900,652 are categorized as Level 2 within the disclosure hierarchy — See Note 2.

Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended August 31, 2019, in which the company is an affiliated issuer, were as follows:
Security Name	Value 05/31/19		Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 08/31/19		Shares/Face Amount 08/31/19	Investment Income
Common Stocks
BP Holdco LLC*,1	$5,515		$–	$–	$–	$–	$5,515		$15,619	$–
Targus Group International Equity, Inc.*,1	39,160		–	(8,173)	–	1,221	32,208		17,838	–
Senior Floating Rate Interests
Targus Group International, Inc. due 05/24/16[1,2,3]	–	**	–	–	–	--	–	**	213,492	–
	$44,675		$–	$(8,173)	$–	$1,221	$37,723			$–

* **	Non-income producing security. Security has a market value of $0.
1	Security was fair valued by the Valuation Committee at August 31, 2019. The total market value of fair valued securities amounts to $37,723, (cost $224,937) or less than 0.1% of total net assets.
2	Security is in default of interest and/or principal obligations.
3
Variable rate security.  Rate indicated is the rate effective at August 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)	August 31, 2019

Note 1 – Organization and Significant Accounting Policies
Organization
Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

For information on the Trust’s other significant accounting policies, please refer to the Trust’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies
The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments
The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust’s securities and/or other assets.

Valuations of the Trust’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA”, or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)	August 31, 2019

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

The value of interest rate swap agreements entered into by the Trust is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

Note 2 – Financial Instruments and Derivatives
As part of its investment strategy, the Trust utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.

The Trust utilized derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Swap Agreements
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Trust utilizing over-the-counter (“OTC”) swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value.

Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Trust is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Trust, depending on fluctuations in the fair value of the reference entity. For Trusts utilizing interest rate swaps, the exchange bears the risk of loss.

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)	August 31, 2019

Interest rate swaps involve the exchange by the Trust with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Reverse Repurchase Agreements
The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust's assets.

Note 3 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information
The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)	August 31, 2019

relieve the Trust from all, or substantially all, federal income and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust’s financial statements. The Trust’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At August 31, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$ 467,139,007	$ 73,327,996	$ (1,041,557)	$ 72,286,439

Note 5 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of August 31, 2019. The Trust is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of August 31, 2019, were as follows:

Borrower	Maturity Date	Face Amount	Value
Aspect Software, Inc.	07/15/23	$60,039	$787
Lytx, Inc.	08/31/22	26,316	1,976
Solera LLC	03/03/21	1,657,500	70,351
		$1,743,855	$73,114

Note 6 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38[1]	02/02/18	$7,261,398	$7,829,821
FDF I Ltd.
2015-1A, 7.50% due 11/12/30	04/22/16	988,013	988,762
Mirabela Nickel Ltd.
9.50% due 06/24/19[2]	12/31/13	87,217	4,816
		$8,336,628	$8,823,399

1    All or a portion of this security has been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements.  As of August 31, 2019, the total value of securities segregated was $216,958,058.
2    Security is in default of interest and/or principal obligations.

OTHER INFORMATION (Unaudited)

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.